UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2008

ISCO INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-22302	36-3688459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive
Elk Grove Village, IL	60007
(Address of principal executive offices)	(Zip Code)

(847) 391-9400
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is included in Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference.

Item 2.02	Results of Operations and Financial Condition.

On August 18, ISCO International, Inc. (the “Company”) issued a press release to announce its second quarter financial results, and an investor call to be held on Tuesday, August 19, 2008 at 4:00 p.m. Eastern.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 18, 2008, the Company entered into the August 2008 Loan Agreement (the “August Loan Agreement”) with its two largest stockholders, Manchester Securities Corporation (“Manchester”) and Alexander Finance, L.P. (“Alexander,” and together with Manchester, the “Lenders”).  Under the terms of the August Loan Agreement, the Lenders provided to the Company a credit line in the aggregate principal amount of $3 million and reduced the amount of advances that may be made under the 2008 Loan Agreement (defined below) by $550,000.  The indebtedness under the August Loan Agreement is evidenced by the Company’s 9½% Secured Convertible Notes (each a “Convertible Note,” together the “Convertible Notes”) due August 1, 2010.  The Company issued a Convertible Note to Alexander in the principal amount not to exceed $1.65 million and a Convertible Note to Manchester in the principal amount not to exceed $1.35 million.  Interest on the Convertible Notes accrues at 9½% per annum and the holders of the Convertible Notes have the right to convert the principal amount under the Convertible Notes, and all accrued but unpaid interest, at any time, in whole or in part, into shares of the Company’s common stock at an original conversion price of $0.20 per share.

In connection with the August Loan Agreement and the issuance of the Convertible Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Lenders dated August 18, 2008.  Pursuant to the Registration Rights Agreement, the Company is required to file a registration statement under the Securities Act within 90 days of August 18, 2008 covering the resale of 15,000,000 shares of its common stock (the “Registrable Securities”), representing the number of shares of common stock issuable upon conversion of the maximum principal amount due on the Convertible Notes ($3 million) at the initial conversion price of $0.20 per share.  Under the Registration Rights Agreement, the registration statement must be declared effective by the Securities and Exchange Commission (the “SEC”) within 180 days after August 18, 2008, or within 240 days of August 18, 2008 if the registration statement is reviewed by the SEC, or the Company will be obligated to make certain delay payments.  The Company is also required to list the Registrable Securities on the American Stock Exchange by the same date the registration statement is required to be declared effective by the SEC.

To secure and guarantee payment of the Convertible Notes, also on August 18, 2008, the Company, the Lenders and the Company’s wholly-owned subsidiary, Clarity Communication Systems, Inc. (“Clarity”), entered into a Seventh Amended and Restated Security Agreement (the “New Security Agreement”) and an Amended and Restated Guaranty of Clarity (the “New Clarity Guaranty”), in favor of the Lenders.  The New Security Agreement amends and restates the Sixth Amended and Restated Security Agreement dated May 29, 2008 to add the August Loan Agreement and the Convertible Notes to the list of obligations secured by all of the Company’s assets.  The New Clarity Guaranty amends and restates the Amended and Restated Guaranty of Clarity dated May 29, 2008 to add the Convertible Notes to the list of obligations for which Clarity is guaranteeing the full payment and performance by the Company to the Lenders.

As previously reported, the Company borrowed funds (i) from the Lenders pursuant to notes issued under the Third Amended and Restated Loan Agreement dated November 10, 2004, as amended (the “2004 Loan Agreement”), the Securities Purchase Agreement, dated June 22, 2006 (the “2006 Purchase Agreement”) and the 2008 Loan Agreement dated May 29, 2008 (the “2008 Loan Agreement”), and (ii) from Alexander pursuant to a note issued by the Company as of January 3, 2008 (together with the notes issued under the 2004 Loan Agreement, the 2006 Purchase Agreement and the 2008 Loan Agreement, the “Prior ISCO Notes”).

The material terms of the August Loan Agreement and the Convertible Notes include the following:

o
Interest on advances made pursuant to the August Loan Agreement (the “Loans”) is calculated on a 360-day year simple interest basis and paid for the actual number of days elapsed.  All interest due on such Loans is payable on August 1, 2010, the maturity date of the 2008 Loan Agreement.  After the occurrence and during the continuance of an event of default, the interest rate on the Loans is increased to the lesser of 20% per annum, or the highest rate permitted by law and is payable on the demand of the Lenders.

o
The repayment of the principal amount of the Convertible Notes, as well as the Prior ISCO Notes and all accrued and unpaid interest may be accelerated in the event of (i) a failure to pay any principal amount on the Convertible Notes; (ii) a failure to pay the principal amount or accrued but unpaid interest upon any of the Prior ISCO Notes as and when due; (iii) a failure by the Company for ten (10) days after notice to it, to comply with any other material provision of any of the Convertible Notes, the Prior ISCO Notes, the August Loan Agreement or the Registration Rights Agreement; (iv) a default under the New Security Agreement or any of the Convertible Notes or Prior ISCO Notes; (v) a breach by the Company of its representations or warranties under the August Loan Agreement or under the New Guaranty; (vi) defaults under any other indebtedness of the Company in excess of $500,000; (vii) a final judgment involving, in the aggregate, liability of the Company in excess of $500,000 that remains unpaid for a period of 45 days; or (viii) upon a bankruptcy event related to the Company or Clarity.

o	The Company may not prepay any portion of the Loans.

The descriptions of the August Loan Agreement, the Convertible Notes, the Registration Rights Agreement, the New Security Agreement and the New Clarity Guaranty contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the August Loan Agreement, the Convertible Notes, the Registration Rights Agreement, the New Security Agreement and the New Clarity Guaranty, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 3.02                      Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is included in Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01                      Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Exhibit

10.1	August 2008 Loan Agreement dated as of August 18, 2008 by and among ISCO International, Inc., Manchester Securities Corporation and Alexander Finance, L.P.
10.2	Form of 9½% Secured Convertible Note Due August 1, 2010.
10.3	Registration Rights Agreement dated as of August 18, 2008 by and among ISCO International, Inc., Manchester Securities Corporation and Alexander Finance, L.P.
10.4
Seventh Amended and Restated Security Agreement dated as of August 18, 2008 by and among ISCO International, Inc., Clarity Communication Systems Inc., Manchester Securities Corporation and Alexander Finance, L.P.

10.5	Amended and Restated Guaranty of Clarity Communication Systems Inc. dated as of August 18, 2008.
99.1	Press release of ISCO International, Inc. dated August 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISCO INTERNATIONAL, INC.

By:/s/ Gary Berger
                                                                           Name:  Gary Berger
         Title:     Chief Financial Officer
                               Date:    August 18, 2008

Exhibit Index

Exhibit No.	Exhibit

10.1	August 2008 Loan Agreement dated as of August 18, 2008 by and among ISCO International, Inc., Manchester Securities Corporation and Alexander Finance, L.P.
10.2	Form of 9½% Secured Convertible Note Due August 1, 2010.
10.3	Registration Rights Agreement dated as of August 18, 2008 by and among ISCO International, Inc., Manchester Securities Corporation and Alexander Finance, L.P.
10.4
Seventh Amended and Restated Security Agreement dated as of August 18, 2008 by and among ISCO International, Inc., Clarity Communication Systems Inc., Manchester Securities Corporation and Alexander Finance, L.P.

10.5	Amended and Restated Guaranty of Clarity Communication Systems Inc. dated as of August 18, 2008.
99.1	Press release of ISCO International, Inc. dated August 18, 2008.